STI CLASSIC FUNDS


                     Supplement dated January 12, 2004 to the
             Equity Funds - A Shares and L Shares Prospectus and the
                       Bond Funds - A Shares and L Shares
                      Prospectus dated October 1, 2003, and
                             any supplements thereto

THIS SUPPLEMENT PROVIDES IMPORTANT INFORMATION ABOUT NEW MAXIMUM PURCHASE RESTRICTIONS FOR L SHARES EFFECTIVE JANUARY 1, 2004. THIS SUPPLEMENT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

o Under the heading "PURCHASING, SELLING AND EXCHANGING FUND SHARES" and beneath the sub-heading "MINIMUM PURCHASES" on page 48 of the Equity Funds
     - A Shares and L Shares prospectus, the following has been added:

         Purchases of L Shares of a Fund requested in an amount of $1,000,000 or more will be automatically made in A Shares of that Fund.

o Under the heading "PURCHASING, SELLING AND EXCHANGING FUND SHARES" and beneath the sub-heading "MINIMUM PURCHASES" on page 48 of the Bond Funds - A Shares and L Shares prospectus, the following has been added:

         Purchases of L Shares of the Short-Term U.S. Treasury Securities Fund requested in an amount of $100,000 or more will be automatically made in A Shares of that Fund. Purchases of L Shares of the Limited-Term Federal Mortgage Securities Fund or the Short-Term Bond Fund requested in an amount of $250,000 or more will be automatically made in A Shares of that Fund. Purchases of L Shares of any other Fund (with the exception of the Classic Institutional U.S. Government Securities Super Short Income Plus Fund) requested in an amount of $1,000,000 or more will be automatically made in A Shares of that Fund.



                  PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.



                                                                 STI-SU-039-0100